UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010

OWENS-ILLINOIS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9576	22-2781933
(State or other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Michael Owens Way

Perrysburg, Ohio  43551

+1  (567) 336-5000

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On September 1, 2010, Owens-Illinois, Inc. (the “Company”) issued a press release announcing an acquisition.  A copy of this press release is furnished pursuant to this Item 7.01 as Exhibit 99.1.  Additional information related to the acquisition, posted to the Company’s website, is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01       Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
99.1	Press Release, issued September 1, 2010.

99.2	Additional information related to the acquisition posted to the Company’s website.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWENS-ILLINOIS, INC.

Date: September 1, 2010	By:	/s/ Edward C. White
	Name:	Edward C. White
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, issued September 1, 2010.

99.2	Additional information related to the acquisition posted to the Company’s website.